Lehman Brothers First Trust Income Opportunity Fund
Form: N-SAR June 30, 2004
Attachment - Item 77O

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Transactions effected pursuant to Rule 10f-3

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Transaction #1: Lehman Brothers First Trust Income Opportunity Fund, purchase of
AES Corporation, 7.75%, 3/01/14


1. From whom was the securities acquired.
Citigroup. Citigroup was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members. Lehman Brothers was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction. The Lehman Brothers First Trust Income Opportunity Fund, managed by Lincoln Capital Fixed Income Management Company, purchased 3,240,000 face of corporate bonds of AES Corporation, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $98.288 per unit on February 10, 2004. The underwriting gross spread paid was 2.50%. The percentage of the offering purchased by the Lehman Brothers First Trust Income Opportunity Fund was 0.64% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 5.40%. The security purchased was part of an issue registered with the
Securities  and  Exchange   Commission  and  was  part  of  a  firm   commitment
underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the 2.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Lehman Brothers First Trust Income Opportunity Fund
Form: N-SAR June 30, 2004
Attachment - Item 77O

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Transactions effected pursuant to Rule 10f-3

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Transaction #2: Lehman Brothers First Trust Income Opportunity Fund, purchase of
Station Casinos, Inc., 6.875%, 3/01/16


1. From whom was the securities acquired. Banc of America Securities. Banc of America Securities was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members. Lehman Brothers was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction. The Lehman Brothers First Trust Income Opportunity Fund, managed by Lincoln Capital Fixed Income Management Company, purchased 3,510,000 face of corporate bonds of Station Casinos, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per unit on February 24, 2004. The underwriting gross spread paid was 2.50%. The percentage of the offering purchased by the Lehman Brothers First Trust Income Opportunity Fund was 1.00% of the total offering. The percentage of the offering purchased by associated funds of the Sub- adviser was 3.86%. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the 2.50% gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Lehman Brothers First Trust Income Opportunity Fund
Form: N-SAR June 30, 2004
Attachment - Item 77O

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Transactions effected pursuant to Rule 10f-3

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Transaction #3: Lehman Brothers First Trust Income Opportunity Fund, purchase of
Chesapeake Energy Corporation, 7.50%, 6/15/14


1. From whom was the securities acquired.
Bear Stearns. Bear Stearns was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members. Lehman Brothers was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction. The Lehman Brothers First Trust Income Opportunity Fund, managed by Lincoln Capital Fixed Income Management Company, purchased 1,000,000 face of corporate bonds of Chesapeake Energy Corporation, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $98.269 per unit on May 20, 2004. The underwriting spread paid was $1.75 per unit. The percentage of the offering purchased by the Lehman Brothers First Trust Income Opportunity Fund 0.33% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.67%. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above will be provided to the Board of Directors at its regularly scheduled 2004 second quarter meeting as well as information supporting the reasonableness of the $1.75 per unit gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.


Lehman Brothers First Trust Income Opportunity Fund
Form: N-SAR June 30, 2004
Attachment - Item 77O

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Transactions effected pursuant to Rule 10f-3

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Transaction #4: Lehman Brothers First Trust Income Opportunity Fund, purchase of
Iasis Healthcare, 8.75%, 6/15/14



1. From whom was the securities acquired.
Bank of America. Bank of America was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members. Lehman Brothers was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction. The Lehman Brothers First Trust Income Opportunity Fund, managed by Lincoln Capital Fixed Income Management Company, purchased 3,750,000 face of corporate bonds of Iasis Healthcare, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per unit on June 10, 2004. The underwriting gross spread paid was $2.50 per unit. The percentage of the offering purchased by the Lehman Brothers First Trust Income Opportunity Fund 0.79% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.79%. The security purchased was part of an issue registered with the
Securities  and  Exchange   Commission  and  was  part  of  a  firm   commitment
underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above will be provided to the Board of Directors at its regularly scheduled 2004 second quarter meeting as well as information supporting the reasonableness of the $2.50 per unit gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.



Lehman Brothers First Trust Income Opportunity Fund
Form: N-SAR June 30, 2004
Attachment - Item 77O

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Transactions effected pursuant to Rule 10f-3

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Transaction #5: Lehman Brothers First Trust Income Opportunity Fund, purchase of
Samsonite Corporation, 8.875%, 6/01/11



1. From whom was the securities acquired.
Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members. Lehman Brothers was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction. The Lehman Brothers First Trust Income Opportunity Fund, managed by Lincoln Capital Fixed Income Management Company, purchased 1,745,000 face of corporate bonds of Samsonite Corporation, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per unit on May 25, 2004. The underwriting gross spread paid was $2.50 per unit. The percentage of the offering purchased by the Lehman Brothers First Trust Income Opportunity Fund 0.85% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 2.93%. The security purchased was part of an issue registered with the
Securities  and  Exchange   Commission  and  was  part  of  a  firm   commitment
underwriting.

4. Information or materials upon which the determination described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above will be provided to the Board of Directors at its regularly scheduled 2004 second quarter meeting as well as information supporting the reasonableness of the $2.50 per unit gross spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.